UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23814

Destiny Alternative Fund (TEI) LLC

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

registrant's telephone number, including area code: (414) 299-2270

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.(a) REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

First Trust Capital Management

DESTINY ALTERNATIVE FUND (TEI) LLC

DESTINY ALTERNATIVE FUND LLC

Annual Report

March 31, 2024

First Trust Capital Management L.P. | 225 W. Wacker Dr. | Suite 2160 | Chicago, IL 60606 | P: 773.828.6700

Destiny Alternative Fund (TEI) LLC
This report and the financial statements contained herein are provided for the general information of the interest holders of the Destiny Alternative Fund (TEI) LLC (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by the Fund’s Confidential Private Placement Memorandum.

DESTINY ALTERNATIVE FUND LLC
DESTINY ALTERNATIVE FUND (TEI) LLC
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
Executive-Level Overview
We like to preface our Annual Shareholder Letter with an Executive-Level Overview to reinforce our investment process and current mindset in present market conditions.
The prior year was marked by aggressive responses to rapid inflation through monetary policy, increasing geopolitical tension, and developed economies displaying resilience despite recessionary fears. However, while headline inflation has shown signs of easing and the economy has outperformed consensus expectations, persistent high core inflation along with seismic shifts in the economy and geopolitics pose a multifaceted challenge for asset allocators going forward. These shifts indicate a transition to a new investment landscape, prompting a reassessment of risk asset behaviors. Our primary focus remains guiding investors through this evolving environment. Amidst amplified volatility in both equity and debt markets, short-term disruptions complicate portfolio management and how to best respond to economic data. Our unwavering approach prioritizes building robust, uncorrelated portfolios that we believe are capable of delivering positive absolute performance across diverse market cycles. This strategy has proven to be prudent, offering investors protection from adverse outcomes despite the increased market turbulence across our range of strategies.
While global interest rates moving higher over the year certainly impacted many long duration asset classes (chiefly public equities), one trend on which we have been acutely focused is the capital flight observed across public and private markets. As the higher-for-longer interest rate environment continues and more companies and assets run into financing issues (either through debt maturities, free-cash-flow problems, or a combination of both), we expect these capital vacuums to present both challenges and opportunities for investors as we move through 2024. Our team remains excited about the prevailing market environment and opportunity set that we expect to unfold over the coming quarters. However, we remain acutely aware of the numerous macro- and micro-level factors that have the potential to drive global risk markets in the months to come.
As is customary in our Annual Shareholder Letter, we will review what we believe to be the important drivers of performance and opportunity in the Fund for the past fiscal year period.
Destiny Alternative Fund (TEI) LLC (the “Feeder Fund”)
The Feeder Fund’s performance for the fiscal year ended March 31, 2024 was a positive net return of 11.47%.
Destiny Alternative Fund LLC (the “Master Fund”)
For the fiscal year ended March 31, 2024, the Master Fund posted a net return of +11.54%, compared to the Bloomberg U.S. Aggregate Bond Index and the S&P 500 Index which returned +1.70% and +29.88%, respectively, over that same period. The Master Fund’s performance is not predicated on public markets, and it is expected that future returns will not directly reflect or track performance across broader public markets. We are pleased with the Master Fund’s performance — falling in between that of equity and fixed income indices — as it demonstrates our underlying strategies’ resiliency regardless of the market backdrop and uncertainty that has lingered as well as the positive correlation and diversification benefits that we strive to achieve in the Master Fund’s portfolio. We remain firm in our belief that outperformance over market cycles and longer time frames will be driven and determined by positive manager and investment selection within the Master Fund, and we viewed this year as an example of the portfolio being well positioned to execute on that thesis.
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We believe that the Master Fund was strategically positioned for the year in the hedge fund sleeve, as well as in its venture capital allocations. With the volatility seen in the investing landscape this past year, our actively managed strategies helped navigate the volatile and uncertain market backdrop. Our conviction in our hedged strategies’ managers remains as they have continued to successfully generate returns not predicated on equity markets moving higher. Their ability to take idiosyncratic risk based on fundamental and quantitative analysis has been crucial as investors shift their focus towards fundamental indicators such as earnings and valuations. The venture capital and growth equity allocations continued to experience valuation pressures during the fiscal year due to higher interest rates, inflation, and reduced deal activity. However, the Master Fund has been able to deploy capital into unique co-investment opportunities over the year which, in combination with primary funds in their harvest periods, which we believe are well positioned.
We remained focused on investing in high-quality managers capable of navigating ongoing inflationary pressures and potential shifts in economic demand. As we look ahead, our conviction in the Master Fund’s wide opportunity spectrum across its strategies remains strong. Over the year we were particularly attentive to emerging opportunities in the private equity co-investment and secondaries space. Given the surge in supply and with the difficulty raising capital in the sector from larger institutional investors seen throughout the year, the negotiating power in the space has shifted from sellers to buyers. This shift has enabled secondary investors to acquire high-quality company shares at significant discounts.
As always, we thank you for your continued support and intend to work hard to maintain it. We truly appreciate your trust and confidence in First Trust Capital Management.
Kind Regards,

Michael D. Peck, CFA	Brian R. Murphy
Chief Executive Officer, Co-Chief Investment Officer	Co-Chief Investment Officer
mpeck@firsttrustcapital.com	bmurphy@firsttrustcapital.com
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Destiny Alternative Fund (TEI) LLC
FUND PERFORMANCE
March 31, 2024 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index. Results include the reinvestment of all dividends and capital gains.
The Bloomberg U.S. Aggregate Bond Index measures the performance of the US investment grade bond market. The index invests in a wide spectrum of public, investment grade, taxable, fixed income securities in the United States — including government, corporate and international dollar denominated bonds as well as mortgage-backed and asset-backed securities, all with maturities of at least one year. The index is unmanaged and it is not available for investment.
The S&P 500 Index is widely regarded as the best single gauge of the U.S. equities market. This world renowned Index includes 500 leading companies in leading industries of the U.S. economy. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and is not available for investment.
Average Annual Total Returns as of March 31, 2024	One Year	Since Inception
Destiny Alternative Fund (TEI) LLC (Inception Date June 30, 2022)	11.46%	8.85%
Bloomberg U.S. Aggregate Bond Index	1.70%	0.91%
The S&P 500 Index	29.88%	22.59%
The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (877) 779-1999.
Fund performance is shown net of fees For the Fund’s current expense ratios, please refer to the Financial Highlights Section of this report.
Performance results include the effect of expense reduction arrangements for some, or all the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board of Trustees and Shareholders
Destiny Alternative Fund (TEI) LLC
Opinion on the financial statements
We have audited the accompanying statement of assets, liabilities and members’ capital of Destiny Alternative Fund (TEI) LLC (the “Fund”) as of March 31, 2024, the related statement of operations for the year then ended and the statements of changes in members’ capital for the year then ended and for the period from June 30, 2022 (commencement of operations) through March 31, 2023, the financial highlights for the year then ended and for the period from June 30, 2022 (commencement of operations) through March 31, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in members’ capital for the year then ended and for the period from June 30, 2022 (commencement of operations) through March 31, 2023, and the financial highlights for the year then ended and for the period from June 30, 2022 (commencement of operations) through March 31, 2023, in conformity with accounting principles generally accepted in the United States of America.
Basis for opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31 2024, by correspondence with the custodians, underlying fund managers and brokers, or by
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other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ GRANT THORNTON LLP
We have served as the auditor of one or more of First Trust Capital Management L.P.’s investment companies since 2016.
Dallas, Texas
May 30, 2024
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Destiny Alternative Fund (TEI) LLC
Statement of Assets, Liabilities and Members’ Capital
As of March 31, 2024

Assets:
Investments in Master Fund, at fair value (Cost $18,296,468)	$20,984,372
Cash	33,464
Receivables:
Due from Investment Adviser	227,479
Total Assets	21,245,315
Liabilities
Payables:
Shareholder service fee (see Note 4)	13,188
Audit Fee	11,900
Legal fees	3,750
Fund servicing fees	781
Accrued other liabilities	33,464
Total liabilities	63,083
Members’ Capital	$21,182,232
Members’ Capital consists of:
Members’ Capital paid-in capital	$18,379,461
Total distributable earnings	2,802,771
Total Members’ Capital	$21,182,232
Class I Shares:
Units issued and outstanding	183,457
Members’ Capital per Unit	$115.46
See accompanying Notes to Financial Statements.
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Destiny Alternative Fund (TEI) LLC
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2024

Investment income and expenses allocated from Master Fund
Dividend income	$14,211
Interest income	112,560
Expenses	(500,872)
Net investment loss allocated from Master Fund	(374,101)
Fund Expenses:
Shareholder Servicing Fee (see Note 4)	48,117
Chief Compliance Officer fees	20,939
Tax service fees	10,419
Fund servicing fees	7,862
Legal fees	5,000
Miscellaneous	12,467
Total Fund Expenses	104,804
Expense Recoupment/(Waiver)	(104,804)
Net Expenses	—
Net Investment Loss	(374,101)
Realized and unrealized gain (loss) on investments allocated from Master Fund
Net realized gain on Investments	399,070
Net change in unrealized appreciation/depreciation	2,130,946
Net realized and change in unrealized gains on investments allocated from Master Fund	2,530,016
Net change in Members’ Capital from operations	$2,155,915
See accompanying Notes to Financial Statements.
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Destiny Alternative Fund (TEI) LLC
Statement of Changes in Members’ Capital

	For the year Ended March 31, 2024	For the Period June 30, 2022* through March 31, 2023
Increase (Decrease) in Net Assets From:
Operations:
Net Investment Loss	$(374,101)	$(287,936)
Net realized gain on Investments	399,070	377,834
Net change in unrealized appreciation/depreciation	2,130,946	556,958
Net change in Members’ Capital from operations	2,155,915	646,856
Capital Transactions:
Net proceeds from shares sold:
Sale of Fund units	1,350,000	17,281,719
Capital withdrawals	(252,258)	—
Net change in net assets resulting from capital transactions	1,097,742	17,281,719
Total increase in Members’ Capital	3,253,657	17,928,575
Members’ Capital
Beginning of period	17,928,575	—
End of period	$21,182,232	$17,928,575
Capital Share Transactions:
Units issued	12,734	173,090
Units redeemed	(2,367)	—
Net Increase/(Decrease) in Capital Share Transactions	10,367	173,090

* Commencement of operations.
See accompanying Notes to Financial Statements.
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Destiny Alternative Fund (TEI) LLC
FINANCIAL HIGHLIGHTS

Per unit operating performance.
For a single unit outstanding throughout each period.
	For the Year Ended March 31, 2024	For the Period June 30, 2022* through March 31, 2023
Members’ Capital, beginning of period	$103.58	$100.00
Income from Investment Operations:
Net investment loss1	(2.12)	(1.71)
Net realized and unrealized gain (loss)	14.00	5.29
Total change in per unit value from investment operations	11.88	3.58
Members’ Capital, end of period	$115.46	$103.58
Total return2	11.46%	3.58%3
Ratios and Supplemental Data:
Members’ Capital, end of period (in thousands)	$21,182	$17,929
Ratio of expenses to average net assets:
(including unused line of credit fees and tax service fees)
Before fees waived and expenses absorbed/recovered4,5	2.18%	5.37%6
After fees waived and expenses absorbed/recovered4,5	2.61%	2.50%6
Ratio of net investment income (loss) to average net assets:
(including unused line of credit fees and tax service fees)
Before fees waived and expenses absorbed/recovered4	(1.52)%	(5.20)%6
After fees waived and expenses absorbed/recovered4	(1.95)%	(2.33)%6
Portfolio turnover rate7	11%	4%3

* Commencement of operations.
1 Based on average units outstanding for the period.
2 Total returns would have been lower/higher had certain expenses not been waived by the Investment Adviser.
3 Not annualized.
4 The ratios include the Fund’s proportionate share of income and expenses allocated from Master Fund.
5 If unused line of credit fees allocated from the Master Fund had been excluded, the expense ratios would have been lowered by 0.11% and 0.00% for the year ended March 31, 2024, and the period from June 30, 2022 though March 31, 2023, respectively.
6 Annualized.
7 Portfolio turnover presented is for Master Fund.
See accompanying Notes to Financial Statements.
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Destiny Alternative Fund (TEI) LLC
Notes to Financial Statements
March 31, 2024

1. ORGANIZATION
Destiny Alternative Fund (TEI) LLC (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company on July 1, 2022. The Fund commenced operations on June 30, 2022.
The Fund is designed for investment primarily by U.S. tax-exempt and tax-deferred investors. The Fund’s investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its objective by investing all or substantially all of its assets in the Destiny Alternative Fund Limited (the “Offshore Fund”), a Cayman Islands exempted company with the same investment objective as the Fund. The Offshore Fund in turn invests all or substantially all of its assets in Master Fund, a Delaware limited liability company registered under the Investment Company Act as a non-diversified, closed-end management investment company. The Master Fund and the Offshore Fund have the same investment objective as the Fund. The financial statements of the Master Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements.
The Offshore Fund will serve solely as an intermediate entity through which the Fund will invest in the Master Fund. The Offshore Fund will make no independent investment decisions and will have no investment or other discretion over the Fund’s investable assets.
The Master Fund is a “fund of funds” that intends to invest primarily in hedge funds, private equity funds, growth equity and venture capital. The Master Fund may also invest to a lesser extent in credit funds, real estate funds, co-investment vehicles, managed accounts, open-end and closed-end registered investment companies (including exchange-traded funds) and other types of investment vehicles (together with hedge funds, private equity funds, growth equity and venture capital, the “Underlying Funds”). The Underlying Funds employ a broad range of investment strategies and invest or trade in a wide range of securities. The Master Fund, and the Underlying Funds in which it invests, may invest directly in U.S. and foreign securities, including emerging markets.
Each prospective investor in the Fund will be required to certify that it is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). In addition, Units are generally being offered only to investors that are U.S. persons for U.S. federal income tax purposes and that are exempt from U.S. federal income taxation (including tax-deferred accounts that are not subject to U.S. federal income taxation).
First Trust Capital Management L.P. serves as the investment adviser (the “Investment Adviser”) of the Master Fund. The Investment Adviser provides day-to-day investment management services to the Master Fund, including management of the Master Fund’s portfolio.
The Fund’s Board of Managers (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund. The Master Fund’s Board of Managers, which currently has the same composition as the Board, has overall responsibility for the management and supervision of the business operations of the Master Fund.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946.
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Destiny Alternative Fund (TEI) LLC
Notes to Financial Statements — Continued
March 31, 2024

a. Valuation of Investments
UMB Fund Services, Inc., the Fund’s Administrator, (the “Administrator”) calculates the net asset value (“NAV”) for the Fund, the Offshore Fund and the Master Fund as of the close of business on the last day of each quarter and at such other times as the Board may determine, including in connection with repurchases of Units, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board.
Because the Fund invests all or substantially all of its assets in the Master Fund (through the Offshore Fund), the value of the assets of the Fund will depend on the value of its pro rata interest in the Master Fund. The Board and the Master Fund Board have approved valuation procedures for the Fund and the Master Fund, which are in substance identical (the “Valuation Procedures”).
For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Master Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board and Master Fund Board have designated the Investment Adviser as the valuation designee (“Valuation Designee”) for the Fund and Master Fund to perform in good faith the fair value determination relating to all Fund and Master Fund investments, under the Board’s oversight. The Investment Adviser carries out its designated responsibilities as Valuation Designee through its Valuation Committee. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.
The Valuation Designee may value Master Fund portfolio securities for which market quotations are not readily available and other Master Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources.
The Master Fund values its investments in private Underlying Funds (generally private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act). In accordance with the Valuation Procedures, fair value as of each quarter-end or other applicable accounting periods, as applicable, ordinarily will be the value determined as of such date by each private Underlying Fund in accordance with the private Underlying Fund’s valuation policies and reported at the time of the Master Fund’s valuation. As a general matter, the fair value of the Master Fund’s interest in a private Underlying Fund will represent the amount that the Master Fund could reasonably expect to receive from the private Underlying Fund if the Master Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. The Master Fund will determine the fair value of such private Underlying Fund based on the most recent final or estimated value reported by the private Underlying Fund, as well as any other relevant information available at the time the Master Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities when available or fair value as of the Master Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of the Master Fund assets and the receipt of valuation information from the Underlying Manager of a private Underlying Fund.
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Destiny Alternative Fund (TEI) LLC
Notes to Financial Statements — Continued
March 31, 2024

The Valuation Designee will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the Underlying Manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with U.S. GAAP and industry practice, the Master Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Underlying Fund. In other cases, as when an Underlying Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Underlying Fund interests, the Master Fund may determine that it is appropriate to apply a discount to the NAV of the Underlying Fund. Any such decision will be made in good faith by the Valuation Designee, under oversight by the Master Fund Board.
Where deemed appropriate by the Valuation Designee and consistent with the Investment Company Act, investments in Underlying Funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration.
To the extent the Fund or the Master Fund invests in securities or other instruments that are not investments in Underlying Funds, the Fund or the Master Fund, as applicable, will generally value such assets as described below. Securities traded (1) on one or more of the U.S. national securities exchanges or the OTC Bulletin Board will be valued at their last sales price, and (2) on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Securities traded on NASDAQ for which the NOCP is not available will be valued at the mean between the closing bid and ask prices in this market. Securities traded on a foreign securities exchange generally will be valued at their closing prices on the exchange where such securities are primarily traded and translated into U.S. dollars at the current exchange rate. Except as specified above, the value of a security, derivative, or synthetic security that is not actively traded on an exchange shall be determined by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models, or combinations of these. If the Valuation Designee believes that the value received from the pricing service does not reflect fair value then the Valuation Designee will fair value the security using another methodology.
Debt securities will generally be valued by the Valuation Designee using a third-party pricing system, agent, or dealer selected by the Valuation Designee, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Valuation Designee to represent fair value.
Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund or the Master Fund is determined. When such events materially affect the values of securities held by the Fund or the Master Fund or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by the Valuation Designee.
The Master Fund will generally value shares of ETFs at the last sale price on the exchange on which the ETF is principally traded. The Master Fund and will generally value shares of open-end investment companies and closed-end investment companies that do not trade on one or more of the U.S. national securities exchanges at their respective NAVs.
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Destiny Alternative Fund (TEI) LLC
Notes to Financial Statements — Continued
March 31, 2024

b. Summary of Taxation
The Fund and Master Fund intend to operate and be treated as partnerships for U.S. federal income tax purposes, and the Offshore Fund intends to operate and be treated as a corporation for U.S. federal income tax purposes. As partnerships, the Fund and Master Fund will not be subject to federal income tax. Each of them will file annual partnership information returns with the Internal Revenue Service, reporting the results of their operations. The Offshore Fund is treated as a foreign corporation for U.S. federal income tax purposes and will be subject to U.S. federal income tax and branch profits tax with respect to any income effectively connected to a U.S. trade or business as well as a 30% withholding tax on dividends and certain other passive income from U.S. sources. None of the Master Fund or Underlying Funds are expected to generate unrelated business taxable income (“UBTI”) for a tax-exempt investor of the Fund. However, a tax-exempt investor may recognize UBTI if it incurs indebtedness to finance its investment in the Fund.
Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
The Income Tax Statement requires management of the Fund to analyze tax positions expected to be taken in the Fund’s tax returns, as defined by Internal Revenue Service (the “IRS”) statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. For the period from the commencement of the Fund’s operations on June 30, 2022 through March 31, 2023, and for the year ended March 31, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
c. Organizational and Offering Costs
Organizational costs consist of the costs of forming the Fund, drafting the Limited Liability Company Agreement, administration, custody and transfer agency agreements and legal services in connection with the initial meeting of the Fund’s Board of Managers. Offering costs consist of the costs of preparation, review and filing with the Securities and Exchange Commission (“SEC”) the Fund’s registration statement, the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Confidential Private Placement Memorandum, Statement of Additional Information and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering. The aggregate pro rata amount of the Master Fund’s organizational costs and offering costs are $150,812 and $48,056, respectively. The aggregate pro rata amount of the Master Fund’s offering costs are amortized over a one-year period, of which $16,358, included in the expenses of the Master Fund, were amortized during the year ended March 31, 2024. See Statement of Operations.
Organizational costs incurred by the Fund are subject to recoupment by the Investment Adviser in accordance with the Fund's expense limitation agreement discussed in Note 3. Offering costs, which are also subject to the Fund’s expense limitation agreement discussed in Note 3, are amortized to expense over twelve months on a straight-line basis.
d. Fund Expenses
The Fund bears its own and the Offshore Fund’s operating expenses (including, without limitation, its offering expenses), and, through its investment in the Master Fund (via the Offshore Fund), a pro rata portion of the operating expenses of the Master Fund.
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Destiny Alternative Fund (TEI) LLC
Notes to Financial Statements — Continued
March 31, 2024

e. Income Tax Information & Distributions to Shareholders
It is expected that distributions of cash will generally not be made to Members. However, the Board has the right to cause distributions to be made in cash or in-kind to the Members in its sole discretion. Whether or not these distributions are made, however, each Member may be liable each year for applicable U.S. federal, state and local income taxes on the Member’s allocated share of the Fund’s taxable income. Any income received by the Offshore Fund will be distributed to the Fund as dividend income.
Each Member whose Units are registered in its own name will automatically be a participant under the Fund’s dividend reinvestment program (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Units unless such Member, at any time, specifically elects to receive income dividends and/or capital gains distributions in cash.
f. Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires the Fund’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in Members’ Capital from operations during the reporting period. Actual results could differ from those estimates.
3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS
Through its investment in the Master Fund (via the Offshore Fund), the Fund bears a proportionate share of the investment management fee (the “Investment Management Fee”) paid by the Master Fund to the Investment Adviser in consideration of the advisory and other services provided by the Investment Adviser to the Master Fund.
The Master Fund pays to the Investment Adviser compensation at the following annual rates, payable quarterly in arrears on the 60th business day of the succeeding quarter, based upon the Master Fund’s net assets as of the last business day of each calendar quarter:
Net Asset Value of the Master Fund (as of the last Business Day* of each calendar quarter)	Investment Management Fee Rate (per annum)
$30,000,000 or less	0.75%
Between $30,000,001 and $40,000,000	0.70%
Between $40,000,001 and $50,000,000	0.65%
Greater than $50,000,000	0.60%

* A “Business Day” is a day (other than a Saturday or Sunday) on which banks and relevant financial markets are open for business in Chicago, Illinois (provided that, where applicable, such day is also a business day for the relevant Underlying Fund).
The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s investment management fee and other fees and expenses) (a “Waiver”), in the amount necessary to ensure that Total Annual Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Total Annual Expenses, but excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as
14

Destiny Alternative Fund (TEI) LLC
Notes to Financial Statements — Continued
March 31, 2024

litigation expenses) do not exceed 2.50% of the average daily net assets of the Fund on an annualized basis (the “Expense Limit”). The current term of the Expense Limitation and Reimbursement Agreement continues until July 1, 2024. Thereafter, the Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms unless terminated by the Fund or the Investment Adviser upon 30 days’ advanced written notice. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.50%.
For the year ended March 31, 2024, the Investment Adviser waived $104,804. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (i) the expense limit in effect at the time of the waiver and (ii) the expense limit in effect at the time of the recoupment. As of March 31, 2024, the amount of these potentially recoverable expenses was $206,742. The Investment Adviser may recapture all or a portion of this amount no later than March 31st of the years stated below:
2026	$101,938
2027	$104,804
Each of the Fund, Offshore Fund and the Master Fund has retained UMB Fund Services, Inc. (the “Administrator”) to provide services for fund administration, fund accounting, tax regulation and compliance, transfer agent and record keeping, and custody administration services provided by the Administrator or its affiliates. UMB Bank, n.a. (the “Custodian”), an affiliate of the Administrator, serves as the primary custodian of the assets of each the Fund, Offshore Fund and the Master Fund.
A manager and certain officers of the Fund are employees of the Administrator. The Fund does not compensate managers and officers affiliated with the Fund’s Administrator. For the year ended March 31, 2024, the Fund’s allocated fees incurred for managers are reported on the Master Fund’s Statement of Operations.
Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the year ended March 31, 2024 are reported on the Statement of Operations.
4. SHAREHOLDER SERVICING FEE
The Fund is relying on exemptive relief from the SEC that allows the Fund, subject to certain conditions, to adopt a Shareholder Service Plan with respect to its Units in compliance with Rule 12b-1 under the Investment Company Act. Under the Shareholder Service Plan, the Fund will be permitted to pay as compensation up to 0.25% on an annualized basis of the net assets of the Fund attributable to Units (the “Shareholder Servicing Fee” or “Servicing Fee”) to certain qualified recipients under the Shareholder Service Plan. For the year ended March 31, 2024, the Fund incurred $48,117 in Shareholder Servicing Fees as reported on the Statement of Operations.
5. INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.
6. REPURCHASE OF UNITS
At the discretion of the Board and provided that it is in the best interests of the Fund and Members to do so, the Fund intends to provide a limited degree of liquidity to the Members by conducting
15

Destiny Alternative Fund (TEI) LLC
Notes to Financial Statements — Continued
March 31, 2024

repurchase offers. However, because all or substantially all of the Fund’s assets will be invested in the Master Fund (through its investment in the Offshore Fund), the Fund will generally find it necessary to liquidate a portion of its interests in the Master Fund (via the Offshore Fund) in order to satisfy repurchase requests. Because the interests in the Master Fund may not be transferred, the Fund may withdraw a portion of its interests in the Master Fund only pursuant to repurchase offers by the Master Fund. Therefore, the Fund does not expect to conduct a repurchase offer for Units unless the Master Fund contemporaneously conducts a repurchase offer for interests in the Master Fund. The Investment Adviser currently expects that it will generally recommend to the Master Fund Board that the Master Fund offer to repurchase Units from Members biannually (but not more than four times a year) with tender offer valuation dates occurring on the last business day of June and December; however, there can be no assurance that any such tender offers will be conducted on a biannual basis or at all.
Subject to the Master Fund Board’s discretion, each tender offer will ordinarily be for an amount that is not more than 5% of the Fund’s NAV. To preserve the partnership tax treatment of the Fund, any such repurchases may be subject to significant restrictions and delays, including the restriction that no more than the Units representing 10% of the total interests in Fund capital or profits may be repurchased in any one taxable year.
A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of a Member’s Units at any time prior to the day immediately preceding the one-year anniversary of the Member’s purchase of the Units.
The results of the repurchase offers, for the Fund, conducted from the year ended, March 31, 2024, are as follows:
	Tender offer	Tender offer
Commencement Date	May 23, 2023	November 27, 2023
Request Date	June 21, 2023	December 26, 2023
Pricing Date	June 30, 2023	December 29, 2023
Net Asset Value as of Pricing Date	$106.57	$110.88
Amount	$252,258	$—
Percentage of Outstanding Shares	1.37%	—%
7. RISK FACTORS
An investment in the Fund involves various risks. The Master Fund invests in and actively trades securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity and fixed income securities.
No guarantee or representation is made that the investment program will be successful.
Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/ or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.
16

Destiny Alternative Fund (TEI) LLC
Notes to Financial Statements — Continued
March 31, 2024

8. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES
In March 2020, the FASB issued ASU No. 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) — Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.
In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (ASU 2022-03). The ASU clarifies the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security and introduces new disclosure requirements for equity securities subject to contractual sale restrictions and measured at fair value in accordance with Topic 820. The amendments are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. The Fund is currently evaluating the impact that adoption of this new accounting standard will have on its financial statements, but the impact of the adoption is not expected to be material.
9. EVENTS SUBSEQUENT TO THE PERIOD END
In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein.
The Fund commenced a repurchase offer May 27, 2024, however the results will not be known prior to the date of issuance of the financial statements. Other than as described above, there have been no other subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.
17

Destiny Alternative Fund (TEI) LLC
Other Information
March 31, 2024 (Unaudited)

BOARD OF MANAGERS AND OFFICERS
The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund’s Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”). The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Members, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.
The members of the Board (each, a “Manager”) are not required to contribute to the capital of the Fund or to hold Units. A majority of Managers of the Board are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Managers”). Any Manager who is not an Independent Manager is an interested Manager (“Interested Manager”).
The identity of Managers of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.
The Managers serve on the Board for terms of indefinite duration. A Manager’s position in that capacity will terminate if the Manager is removed or resigns or, among other events, upon the Manager’s death, incapacity, retirement or bankruptcy. A Manager may resign upon written notice to the other Managers of the Fund, and may be removed either by (i) the vote of at least two-thirds of the Managers of the Fund not subject to the removal vote, or (ii) the vote of Members of the Fund holding not less than two-thirds of the total number of votes eligible to be cast by all Members of the Fund. In the event of any vacancy in the position of a Manager, the remaining Managers of the Fund may appoint an individual to serve as a Manager so long as immediately after the appointment at least two-thirds of the Managers of the Fund then serving have been elected by the Members of the Fund. The Board may call a meeting of the Fund’s Members to fill any vacancy in the position of a Manager of the Fund, and must do so if the Managers who were elected by the Members of the Fund cease to constitute a majority of the Managers then serving on the Board.
INDEPENDENT MANAGERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Manager	Since Inception	Retired (since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1997 – 2002).	17	None
18

Destiny Alternative Fund (TEI) LLC
Other Information — Continued
March 31, 2024 (Unaudited)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Manager	Since Inception	Retired (since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	17	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Manager	Since Inception	Retired (since 2023); Managing Director, Veritable LP (investment advisory firm) (2016 – 2023); Founder/ President, Ascendant Capital Partners, LP (private equity firm) (2001 – 2015).	17	Trustee, Quaker Investment Trust (2 portfolios) (registered investment company).
19

Destiny Alternative Fund (TEI) LLC
Other Information — Continued
March 31, 2024 (Unaudited)

INTERESTED MANAGER AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Terrance P. Gallagher** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Manager	Since Inception	Executive Vice President, Trust Platform Director, UMB Fund Services, Inc. (2024 to Present); President and Trustee, Investment Managers Series Trust II (registered investment company) (2013 – Present); Executive Vice President and Director of Fund Accounting, Administration and Tax; UMB Fund Services, Inc. (2007 – 2023).	17	Trustee, Investment Managers Series Trust II (33 portfolios) (registered investment company).
Michael Peck Year of Birth:1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – Present) President and Co-CIO, Vivaldi Capital Management LP (2012 – March 2024); Portfolio Manager, Coe Capital Management (2010 – 2012); Senior Financial Analyst and Risk Manager, the Bond Companies (2006 – 2008).	N/A	N/A
Chad Eisenberg Year of Birth: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operating Officer, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – Present); Chief Operating Officer, Vivaldi Capital Management LP (2012 – March 2024); Director, Coe Capital Management LLC (2010 – 2011).	N/A	N/A
20

Destiny Alternative Fund (TEI) LLC
Other Information — Continued
March 31, 2024 (Unaudited)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since Inception	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018 – Present);	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception	Senior Vice President, Client Services (2017 – Present); Vice President, Senior Client Service Manager (2013 – 2017), Assistant Vice President, Client Relations Manager (2002 – 2013); UMB Fund Services, Inc.	N/A	N/A

* The fund complex consists of the Fund, AFA Private Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, Destiny Alternative Fund LLC, Felicitas Private Markets Fund, First Trust Alternative Opportunities Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, Infinity Core Alternative Fund, Keystone Private Income Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund, and Variant Impact Fund.
** Mr. Gallagher is deemed an interested person of the Fund because of his affiliation with the Fund’s Administrator.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov or without charge and upon request by calling the Fund at (877)-779-1999.
Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877)-779-1999 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 779-1999 or on the SEC website at www.sec.gov.
Destiny Alternative Fund (TEI) LLC
235 West Galena Street
Milwaukee, WI 53212
Toll Free: (877) 779-1999
21

First Trust
Capital Management

DESTINY ALTERNATIVE FUND LLC

Annual Report

March 31, 2024

First Trust Capital Management L.P. | 225 W. Wacker Dr. | Suite 2160 | Chicago, IL 60606 | P: 773.828.6700

Destiny Alternative Fund LLC
This report and the financial statements contained herein are provided for the general information of the interest holders of Destiny Alternative Fund LLC (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by the Fund’s Confidential Private Placement Memorandum.

DESTINY ALTERNATIVE FUND LLC
DESTINY ALTERNATIVE FUND (TEI) LLC
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
Executive-Level Overview
We like to preface our Annual Shareholder Letter with an Executive-Level Overview to reinforce our investment process and current mindset in present market conditions.
The prior year was marked by aggressive responses to rapid inflation through monetary policy, increasing geopolitical tension, and developed economies displaying resilience despite recessionary fears. However, while headline inflation has shown signs of easing and the economy has outperformed consensus expectations, persistent high core inflation along with seismic shifts in the economy and geopolitics pose a multifaceted challenge for asset allocators going forward. These shifts indicate a transition to a new investment landscape, prompting a reassessment of risk asset behaviors. Our primary focus remains guiding investors through this evolving environment. Amidst amplified volatility in both equity and debt markets, short-term disruptions complicate portfolio management and how to best respond to economic data. Our unwavering approach prioritizes building robust, uncorrelated portfolios that we believe are capable of delivering positive absolute performance across diverse market cycles. This strategy has proven to be prudent, offering investors protection from adverse outcomes despite the increased market turbulence across our range of strategies.
While global interest rates moving higher over the year certainly impacted many long duration asset classes (chiefly public equities), one trend on which we have been acutely focused is the capital flight observed across public and private markets. As the higher-for-longer interest rate environment continues and more companies and assets run into financing issues (either through debt maturities, free-cash-flow problems, or a combination of both), we expect these capital vacuums to present both challenges and opportunities for investors as we move through 2024. Our team remains excited about the prevailing market environment and opportunity set that we expect to unfold over the coming quarters. However, we remain acutely aware of the numerous macro- and micro-level factors that have the potential to drive global risk markets in the months to come.
As is customary in our Annual Shareholder Letter, we will review what we believe to be the important drivers of performance and opportunity in the Fund for the past fiscal year period.
Destiny Alternative Fund LLC (the “Master Fund”)
Destiny Alternative Fund (TEI) LLC (the “Feeder Fund”)
For the fiscal year ended March 31, 2024, the Master Fund posted a net return of +11.54%, compared to the Bloomberg U.S. Aggregate Bond Index and the S&P 500 Index which returned +1.70% and +29.88%, respectively, over that same period. The Master Fund’s performance is not predicated on public markets, and it is expected that future returns will not directly reflect or track performance across broader public markets. We are pleased with the Master Fund’s performance — falling in between that of equity and fixed income indices — as it demonstrates our underlying strategies’ resiliency regardless of the market backdrop and uncertainty that has lingered as well as the positive correlation and diversification benefits that we strive to achieve in the Master Fund’s portfolio. We remain firm in our belief that outperformance over market cycles and longer time frames will be driven and determined by positive manager and investment selection within the Master Fund, and we viewed this year as an example of the portfolio being well positioned to execute on that thesis.

We believe that the Master Fund was strategically positioned for the year in the hedge fund sleeve, as well as in its venture capital allocations. With the volatility seen in the investing landscape this past year, our actively managed strategies helped navigate the volatile and uncertain market backdrop. Our conviction in our hedged strategies’ managers remains as they have continued to successfully generate returns not predicated on equity markets moving higher. Their ability to take idiosyncratic risk based on fundamental and quantitative analysis has been crucial as investors shift their focus towards fundamental indicators such as earnings and valuations. The venture capital and growth equity allocations continued to experience valuation pressures during the fiscal year due to higher interest rates, inflation, and reduced deal activity. However, the Master Fund has been able to deploy capital into unique co-investment opportunities over the year which, in combination with primary funds in their harvest periods, which we believe are well positioned.
We remained focused on investing in high-quality managers capable of navigating ongoing inflationary pressures and potential shifts in economic demand. As we look ahead, our conviction in the Master Fund’s wide opportunity spectrum across its strategies remains strong. Over the year we were particularly attentive to emerging opportunities in the private equity co-investment and secondaries space. Given the surge in supply and with the difficulty raising capital in the sector from larger institutional investors seen throughout the year, the negotiating power in the space has shifted from sellers to buyers. This shift has enabled secondary investors to acquire high-quality company shares at significant discounts.
As always, we thank you for your continued support and intend to work hard to maintain it. We truly appreciate your trust and confidence in First Trust Capital Management.
Kind Regards,

Michael D. Peck, CFA	Brian R. Murphy
Chief Executive Officer, Co-Chief Investment Officer	Co-Chief Investment Officer
mpeck@firsttrustcapital.com	bmurphy@firsttrustcapital.com

Destiny Alternative Fund LLC
FUND PERFORMANCE
March 31, 2023 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Total Return Index. Results include the reinvestment of all dividends and capital gains.
The Bloomberg U.S. Aggregate Bond Index measures the performance of the US investment grade bond market. The index invests in a wide spectrum of public, investment grade, taxable, fixed income securities in the United States — including government, corporate and international dollar denominated bonds as well as mortgage-backed and asset-backed securities, all with maturities of at least one year. The index is unmanaged and it is not available for investment.
The S&P 500 Index is widely regarded as the best single gauge of the U.S. equities market. This world renowned Index includes 500 leading companies in leading industries of the U.S. economy. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and is not available for investment.
Average Annual Total Returns as of March 31, 2024	One Year	Since Inception
Destiny Alternative Fund LLC (Inception Date October 1, 2020)*	11.54%	3.57%
Bloomberg U.S. Aggregate Bond Index	1.70%	(2.88)%
The S&P 500 Index	29.88%	15.41%
The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (877) 779-1999.

* On July 1, 2022, Destiny Alternative Fund LLC registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to July 1, 2022, the Fund was known as Destiny Alternative Fund I LLC and not regulated as an investment company under the 1940 Act. Prior to its registration under the 1940 Act, the Fund was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act, which, if applicable, may have adversely affected its performance.

Destiny Alternative Fund LLC
FUND PERFORMANCE — Continued
March 31, 2023 (Unaudited)

Fund performance is shown net of fees. For the Fund’s current expense ratios, please refer to the Financial Highlights Section of this report.
Performance results include the effect of expense reduction arrangements for some, or all the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board of Trustees and Shareholders
Destiny Alternative Fund LLC
Opinion on the financial statements
We have audited the accompanying statement of assets and liabilities of Destiny Alternative Fund LLC (the “Fund”), including the schedule of investments, as of March 31, 2024, the related statements of operations and cash flows for the year then ended and the statement of changes in net assets for the year then ended, for the period from July 1, 2022 through March 31, 2023, and for the period from January 1, 2022 through June 30, 2022, the financial highlights for the year then ended, for the period from July 1, 2022 through March 31, 2023, and for the period from January 1, 2022 through June 30, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in net assets for the year then ended, for the period from July 1, 2022 through March 31, 2023, and for the period from January 1, 2022 through June 30, 2022 and the financial highlights for the year then ended, for the period from July 1, 2022 through March 31, 2023, and for the period from January 1, 2022 through June 30, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of

March 31 2024, by correspondence with the custodians, underlying fund managers and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ GRANT THORNTON LLP
We have served as the auditor of one or more of First Trust Capital Management L.P.’s investment companies since 2016.
Dallas, Texas
May 30, 2024

Destiny Alternative Fund LLC
SCHEDULE OF INVESTMENTS
As of March 31, 2024

Investment Name	Percentage of Net Assets	Fair Value	Cost	Country	Redemption Frequency	Initial Acquisition Date	Redemption Notice Period
Investments with underlying funds*
Credit
DSC Meridian Credit Opportunities Fund LPa,b,c	5.83%	$1,959,567	$1,667,463	United States	Quarterly	3/1/2022	75 days
Total credit	5.83	1,959,567	1,667,463
Event Driven
Sachem Head L.P.a,b,c	5.98	2,009,488	1,682,328	United States	Quarterly	3/1/2022	70 days
Total event driven	5.98	2,009,488	1,682,328
Long/Short Equity
Cooper Square Fund II, LPa,b	1.41	478,209	504,806	United States	Quarterly	8/1/2022	60 days
RA Capital Healthcare Fund, LPa,b,d	6.61	2,222,166	2,251,975	United States	Quarterly	10/1/2020	95 days
SEG Partners II, L.P.a,b	7.19	2,416,990	1,777,837	United States	Quarterly	10/1/2020	45 days
SoMa Partners LPa,b,c	4.78	1,608,000	1,265,756	United States	Quarterly	3/1/2022	70 days
Total long/short equity	19.99	6,725,365	5,800,374
Multi Strategy
Point72 Capital, LPa,b	8.65	2,906,505	2,250,618	United States	Quarterly	4/1/2022	45 days
Total multi strategy	8.65	2,906,505	2,250,618
Private Equity
137 Holdings AI II, LLCa,b	0.81	273,773	274,038	United States	Not Permitted	2/21/2024	N/A
137 Holdings SXVII, LLCa,b	1.20	404,263	300,590	United States	Not Permitted	6/1/2022	N/A
137 Ventures VI, LPa,b	1.15	385,160	380,900	United States	Not Permitted	11/28/2023	N/A
Arlington Capital Partners VI, L.P.a,b	1.89	634,093	565,525	United States	Not Permitted	12/21/2023	N/A
Blackstone Capital Partners Asia II L.P.a,b	1.31	440,886	375,143	Cayman Islands	Not Permitted	5/1/2021	N/A
Blackstone Growth L.P.a,b	3.62	1,215,539	1,267,615	United States	Not Permitted	12/4/2020	N/A
Blackstone Tactical Opportunities Fund (Songs Co-Invest) L.P.a,b	0.41	137,114	139,207	United States	Not Permitted	4/6/2022	N/A
GPS II L.P.a,b	0.45	149,993	151,246	Guernsey	Not Permitted	3/9/2023	N/A
Hedosophia Partners III L.P.a,b	4.18	1,405,580	1,054,830	Guernsey	Not Permitted	10/30/2020	N/A
Hedosophia Partners V L.P.a,b	0.95	320,722	344,298	Guernsey	Not Permitted	12/31/2021	N/A
Hedosophia Partners V Parallel L.P.a,b	0.47	156,757	149,808	Guernsey	Not Permitted	12/31/2021	N/A
Point72 Hyperscale International, L.P.a,b	0.96	321,764	342,229	Cayman Islands	Not Permitted	4/8/2021	N/A
Point72 Hyperscale, L.P.a,b	0.96	322,387	343,256	United States	Not Permitted	4/8/2021	N/A
Quiet SPV R9, L.P.a,b	3.38	1,136,967	738,342	United States	Not Permitted	9/22/2023	N/A
Quiet Venture III, L.P.a,b	0.88	294,721	300,000	United States	Not Permitted	9/8/2023	N/A
RA Capital Nexus Fund II, LPa,b	1.19	400,036	320,715	United States	Not Permitted	10/23/2020	N/A
RA Capital Nexus International Fund II, LPa,b	1.86	625,208	513,551	Cayman Islands	Not Permitted	10/23/2020	N/A
Total private equity	25.67	8,624,963	7,561,293
Investments with Underlying Funds	66.12%	$22,225,888	$18,962,076

*Investments with underlying funds do not issue shares of units.
a Non-income producing.
b Investments with underlying funds are issued in private placement transactions and as such are restricted to resale.
c Investments with underlying funds can institute a gate provision on redemptions at the investor level of 25% of the fair value of the investment in the Investments with underlying funds.
d Investments with underlying funds can institute a gate provision on redemptions at the fund level of 20-25% of the fair value of the investment in the Investments with underlying funds.
See accompanying Notes to Financial Statements.

Destiny Alternative Fund LLC
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2024

	Percentage of Net Assets	Fair Value	Cost	Number of Shares
Investment in securities, at fair value
Mutual Funds
United States
Financials
RiverNorth/DoubleLine Strategic Income Fund	0.53%	$179,061	$209,271	20,394
Janus Henderson Developed World Bond Fund	0.45	152,853	201,101	19,903
Voya Securitized Credit Fund	0.62	208,300	213,799	22,422
Total Mutual Funds	1.60	540,214	624,171
Short-Term Investments
Morgan Stanley Institutional Liquidity Fund – Government Portfolio – Institutional Class, 5.21%1	31.39	$10,553,954	$10,553,954	10,553,954
	31.39	10,553,954	10,553,954
Total investment in securities, at fair value	32.99	11,094,168	11,178,125
Total investments with underlying funds and investments in securities	99.11	33,320,056
Assets in excess of other liabilities	0.89	299,129
Total Net Assets	100.00%	$33,619,185

1 The rate is the annualized seven-day yield at period end.
See accompanying Notes to Financial Statements.

Destiny Alternative Fund LLC
FUND SUMMARY (Unaudited)
As of March 31, 2024

	Percentage of Net Assets	Fair Value
Investments with underlying funds
Credit	5.83%	$1,959,567
Event Driven	5.98	2,009,488
Long/Short Equity	19.99	6,725,365
Multi Strategy	8.65	2,906,505
Private Equity	25.67	8,624,963
Total investment in underlying funds	66.12%	$22,225,888
Investment in securities
Mutual Funds	1.60%	$540,214
Short-Term Investments	31.39	10,553,954
Total investment in securities	32.99%	$11,094,168
Allocation of Investments as a Percentage of Net Assets (Unaudited)
See accompanying Notes to Financial Statements.

Destiny Alternative Fund LLC
STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2024

Assets:
Investments with underlying funds, at fair value (cost $18,962,076)	$22,225,888
Investments in securities, at fair value (cost $11,178,125)	11,094,168
Receivables for:
Investments in Investment Funds paid in advance	75,936
Investments redeemed	55,957
Interest	47,665
Dividends	972
Prepaid expenses and other assets	427,445
Total Assets	33,928,031
Liabilities
Payables:
Investment management fee	164,048
Professional fees	62,900
Fund shares repurchased	32,124
Shareholder service fee (see Note 3)	7,940
Fund servicing fees	1,238
Interest expense	719
Accrued other liabilities	39,877
Total liabilities	308,846
Net Assets	$33,619,185
Net assets consist of:
Paid-in capital	$29,277,508
Total accumulated earnings	4,341,677
Net Assets	$33,619,185
Maximum Offering Price per Share
Units issued and outstanding (unlimited units authorized)	291,079
Net Asset Value per Unit	$115.50
See accompanying Notes to Financial Statements.

Destiny Alternative Fund LLC
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2024

For the Year Ended March 31, 2024
Investment Income:
Dividends	$23,177
Interest	181,166
Total Investment income	204,343
Expenses:
Investment management fee	228,038
Professional fees	71,159
Managers’ fees and expenses	62,400
Shareholder Servicing Fee (see Note 3)	30,503
Offering costs (see Note 2)	26,649
Chief Compliance Officer fees	19,724
Unused line of credit fees	17,644
Tax service fees	16,692
Fund servicing fees	13,560
Miscellaneous	28,899
Total Operating Expenses	515,268
Expenses (waived) recovered by the Advisor	306,402
Net Expenses	821,670
Net Investment Loss	(617,327)
Realized Gain (Loss) on:
Net realized gain (loss) on:
Investments with underlying funds	651,105
Net Realized Gain on Investments	651,105
Net change in unrealized appreciation/depreciation on:
Investments with underlying funds	3,369,470
Investments in securities	80,543
Net change in unrealized appreciation/ depreciation	3,450,013
Net realized and change in unrealized gain (loss) on Investments	4,101,118
Net increase (decrease) in net assets resulting from operations	$3,483,791
See accompanying Notes to Financial Statements.

Destiny Alternative Fund LLC
STATEMENT OF CHANGES IN NET ASSETS
For the Year ended March 31, 2024, the periods July 1, 2022 to March 31, 2023 and the period from January 1, 2022 to June 30, 2022

	For the Year Ended March 31, 2024	For the Period from July 1, 2022 through March 31, 2023*	For the Period from January 1, 2022 through June 30, 2022
Increase (Decrease) in Net Assets From:
Operations:
Net Investment Loss	$(617,327)	$(491,063)	$(428,952)
Net realized gain (loss) on investments with underlying funds	651,105	635,242	1,275,262
Net realized gain (loss) on investments in securities	—	—	(83,333)
Net change in unrealized appreciation (depreciation) on investments with underlying funds	3,369,470	1,676,463	(4,833,517)
Net change in unrealized appreciation (depreciation) on investments in securities	80,543	(805,550)	(79,727)
Net change in net assets resulting from operations	3,483,791	1,015,092	(4,150,267)
Capital Transactions:1
Capital contributions	2,374,500	1,743,674	1,650,000
Capital withdrawals	(1,240,721)	(1,141,317)	(642,056)
Net change in net assets resulting from capital transactions	1,133,779	602,357	1,007,944
Total increase (decrease) in net assets	4,617,570	1,617,449	(3,142,323)
Net Assets:
Beginning of period	29,001,615	27,384,166	30,526,489
End of period	$33,619,185	$29,001,615	$27,384,166
Units Transactions:1,2
Issuance of Member’s Capital as Units; July 1, 2022	—	273,842
Units issued	22,441	17,675
Units redeemed	(11,437)	(11,442)
Net change in units	11,004	280,075

* Includes transactions to and from the Destiny Alternative Fund Limited (the “Offshore Fund”), including capital contributions and capital withdrawals. Effective July 1, 2022, the Offshore Fund serves solely as an intermediate entity through which the Destiny Alternative Fund (TEI) LLC, a Feeder to the Fund, transacts in the Fund.
1 Includes transactions from the Destiny Alternative Fund Limited (the “Offshore Fund”). Effective July 1, 2022, the Offshore Fund serves solely as an intermediate entity through which the Destiny Alternative Fund (TEI) LLC, a feeder to the Fund, invests in the Fund.
2 Prior to July 1, 2022 the Fund did not issue shares or units.
See accompanying Notes to Financial Statements.

Destiny Alternative Fund LLC
STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2024

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from Operations	$3,483,791
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Contributions in Underlying Funds	(2,917,546)
Redemptions from Underlying Funds	11,957,458
Purchase/Sales of short-term investments, net	(10,553,954)
Changes in operating assets and liabilities:
Increase in receivable for investments redeemed	696,867
Decrease in due from adviser	226,536
Increase in interest receivable	(47,665)
Decrease in investments in investment funds paid in advance	21,439
Decrease in deferred offering costs (see Note 2)	26,649
Decrease in dividends receivable	867
Increase in prepaid expenses and other assets	(427,445)
Increase in investment management fee	164,048
Increase in fund shares repurchased	21
Decrease in professional fees	(72,418)
Decrease in shareholder service fee (see Note 3)	(5,759)
Decrease in fund servicing fees	(9,598)
Decrease in chief compliance officer fees	(1,383)
Increase in unused line of credit fees	719
Increase in accrued other liabilities	21,777
Net realized gain on investments in underlying funds	(651,105)
Net change in unrealized (appreciation) depreciation on investments in underlying funds	(3,369,470)
Net change in unrealized (appreciation) depreciation on investments in securities	(80,543)
Net cash provided by (used for) operating activities	(1,536,714)
CASH FLOWS PROVIDED BY (USED FOR) FINANCING ACTIVITIES:
Capital contributions	2,374,500
Capital withdrawals	(1,240,721)
Net cash provided by (used for) financing activities	1,133,779
Net decrease in cash	(402,935)
Cash:
Cash at beginning of period	402,935
Cash at end of period	$—
See accompanying Notes to Financial Statements.

Destiny Alternative Fund LLC
FINANCIAL HIGHLIGHTS
For the Year Ended March 31, 2024 and the period July 1, 2022 to March 31, 2023

Per unit operating performance.
For a single unit outstanding throughout each period.
	For the Year Ended March 31, 2024	For the Period from July 1, 2022 through March 31, 2023*
Net asset value, beginning of period	$103.55	$100.00
Income from Investment Operations:
Net investment loss1	(2.15)	(1.76)
Net realized and unrealized gain (loss)	14.10	5.31
Total change in per unit value from investment operations	11.95	3.55
Net asset value, end of period	$115.50	$103.55
Total return2	11.54%	3.55%3
Ratios and Supplemental Data:
Net Assets, end of period (in thousands)	$33,619	$29,002
Ratio of expenses to average net assets:
(including unused line of credit fees and tax service fees)
Before fees waived and expenses absorbed/recovered4,5	1.64%	4.34%6
After fees waived and expenses absorbed/recovered4,5	2.61%	2.50%6
Ratio of net investment income (loss) to average net assets:
(including unused line of credit fees and tax service fees)
Before fees waived and expenses absorbed/recovered4,5	(0.99)%	(4.17)%6
After fees waived and expenses absorbed/recovered4,5	(1.96)%	(2.33)%6
Portfolio turnover rate	11%	4%3

* On July 1, 2022, Destiny Alternative Fund LLC registered with the Securities and Exchange Commission under the 1940 Act. Prior to July 1, 2022, the Fund was known as Destiny Alternative Fund I LLC and not regulated as an investment company under the 1940 Act.
1 Based on average units outstanding for the period.
2 Total returns would have been lower/higher had certain expenses not been waived or absorbed/recovered by the Advisor.
3 Not annualized.
4 The ratios do not include investment income, expenses, or incentive allocations of the Portfolio Funds in which the Fund invests.
5
If unused line of credit fees and tax service fees had been excluded, the expense ratios would have been lowered by 0.11% and 0.00% for the year ended March 31, 2024, and the period from July 1, 2022 though March 31, 2023, respectively.

6 Annualized.
See accompanying Notes to Financial Statements.

Destiny Alternative Fund LLC
FINANCIAL HIGHLIGHTS (continued)

For the period from January 1, 2022 through June 30, 2022, for the year ended December 31, 2021 and for the period from October 1, 2020 (commencement of operations) through December 31, 2020.
	For the period from January 1, 2022 through June 30, 2022^		For the year ended December 31, 2021^		For the period from October 1, 2020 (commencement of operations) through December 31, 2020^
	Tax Exempt**	Taxable**	Tax Exempt**	Taxable**	Tax Exempt**	Taxable**
Total non-managing members’ total return	(13.48)%	(12.99)%	5.38%	7.14%	5.98%	6.09%
Ratios to average non-managing members’ capital
Expenses	3.14%*	3.12%*	2.34%	2.28%	2.68%*	2.68%*
Net investment income (loss)	(2.96)%*	(2.96)%*	(2.16)%	(1.97)%	(2.08)%*	(2.08)%*

^ Prior to July 1, 2022, the Fund was known as Destiny Alternative Fund I LLC and not regulated as an investment company under the 1940 Act.
* The ratios have been annualized as the period is less than a year.
** The underlying investments between the classes are the same, the difference is the vehicle used to access those investments.
The financial highlights are calculated for all the non-managing members of each class taken as a whole. An individual member’s return and ratios may vary from these returns and ratios based on the timing of capital transactions. The ratios exclude income earned and expenses incurred directly by the investments with underlying funds.
See accompanying Notes to Financial Statements.

Destiny Alternative Fund LLC
NOTES TO FINANCIAL STATEMENTS
March 31, 2024

1. ORGANIZATION
Destiny Alternative Fund LLC (the “Fund”) (formerly known as Destiny Alternative Fund I LLC) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund was organized as a limited liability company on August 14, 2020, commencing operations on October 1, 2020 and currently operates under an Amended and Restated Limited Liability Company Agreement (“LLC Agreement”) dated November 21, 2022. On July 1, 2022, the Fund registered with the Securities and Exchange Commission (“SEC”) under the 1940 Act. As of July 1, 2022, the Fund issued limited liability company units (“Units”) from the total Members’ Capital. Total Units issued was 273,841.67 at $100 per Unit.
The fund operates as master-feeder structure with Destiny Alternative Fund (TEI) LLC (the “Feeder”). The Feeder is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company on July 1, 2022.
First Trust Capital Management L.P. serves as the investment adviser (the “Investment Adviser”) of the Fund. The Investment Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended.
The investment objective is to seek long-term capital appreciation. The Fund is a “fund of funds” that intends to invest primarily in hedge funds, private equity funds, growth equity and venture capital. The Fund may also invest to a lesser extent in credit funds, real estate funds, co-investment vehicles, managed accounts, open-end and closed-end registered investment companies (including exchange-traded funds) and other types of investment vehicles (together with hedge funds, private equity funds, growth equity and venture capital, the “Underlying Funds”). The Underlying Funds employ a broad range of investment strategies and invest or trade in a wide range of securities. The Fund, and the Underlying Funds in which it invests, may invest directly in U.S. and foreign securities, including emerging markets.
The Units will generally be offered as of the first business day of each calendar quarter or at such other times and/or more or less frequently as may be determined by the Board of Managers of the Fund (the “Board”). Units will be issued at net asset value (“NAV”) per Unit. No member who is admitted as a member of the Fund (“Member”) will have the right to require the Fund to redeem its Units. Each prospective investor in the Fund will be required to certify that it is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946.
a. Valuation of Investments
UMB Fund Services, Inc., the Fund’s Administrator, (“UMBFS” or the “Administrator”) calculates the Fund’s NAV as of the close of business on the last day of each quarter and at such other times as the Board may determine, including in connection with repurchases of Units, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board.

Destiny Alternative Fund LLC
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2024

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Adviser as the valuation designee (“Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The Investment Adviser carries out its designated responsibilities as Valuation Designee through its Valuation Committee. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.
The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources.
The Fund values its investments in private Underlying Funds (generally private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act). Fair value as of each quarter-end or other applicable accounting periods, as applicable, ordinarily will be the value determined as of such date by each private Underlying Fund in accordance with the private Underlying Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in a private Underlying Fund will represent the amount that the Fund could reasonably expect to receive from the private Underlying Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Valuation Designee believes to be reliable. The Valuation Designee will determine the fair value of such private Underlying Fund based on the most recent final or estimated value reported by the private Underlying Fund, as well as any other relevant information available at the time the Valuation Designee values the portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities when available or fair value as of the Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the underlying manager of a private Underlying Fund.
The Valuation Designee will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the Underlying Manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with U.S GAAP and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Underlying Fund. In other cases, as when an Underlying Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Underlying Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the Underlying Fund. Any such decision will be made in good faith by the Valuation Designee, under oversight by the Board.
Where deemed appropriate by the Valuation Designee and consistent with the 1940 Act, investments in Underlying Funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration. To the extent the Fund invests in securities or other instruments that are not investments in Underlying Funds, the Fund, as applicable, will generally value such assets as described below. Securities traded (1) on one or more of

Destiny Alternative Fund LLC
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2024

the U.S. national securities exchanges or the OTC Bulletin Board will be valued at their last sales price, and (2) on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Securities traded on NASDAQ for which the NOCP is not available will be valued at the mean between the closing bid and asked prices in this market. Securities traded on a foreign securities exchange generally will be valued at their closing prices on the exchange where such securities are primarily traded and translated into U.S. dollars at the current exchange rate. Except as specified above, the value of a security, derivative, or synthetic security that is not actively traded on an exchange shall be determined by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models, or combinations of these. If the Valuation Designee believes that the value received from the pricing service does not reflect fair value then the Valuation Designee will fair value the security using another methodology.
Debt securities generally will be valued by the Valuation Designee using a third-party pricing system, agent, or dealer selected by the Valuation Designee, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Fund or its Valuation Designee to represent fair value.
Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by the Valuation Designee.
The Fund will generally value shares of ETFs at the last sale price on the exchange on which the ETF is principally traded. The Fund will generally value shares of open-end investment companies and closed-end investment companies that do not trade on one or more of the U.S. national securities exchanges at their respective NAVs.
Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net assets if the judgments of the Valuation Designee (in reliance on the Underlying Funds and/or their administrators) regarding appropriate valuations should prove incorrect.
b. Summary of Taxation
The Fund operates and is treated as a partnership for U.S. federal income tax purposes. The Fund will not be subject to U.S. federal income tax, and each Member, in computing its own U.S. federal income tax liability, will be required to take into account its allocable share of the Fund’s income, gain, loss, deduction and credit, regardless of whether it has received any distributions from the Fund.
In accordance with accounting guidance, there are financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return.
The Fund has reviewed the tax positions for the open tax year ended as of December 31, 2021 and open tax periods January 1, 2022 through June 30, 2022, July 1, 2022 through March 31, 2023 and April 1, 2023 to March 31, 2024 and has determined that the provisions of Financial Accounting

Destiny Alternative Fund LLC
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2024

Standards Board (“FASB”) Accounting Standards Codification (ASC) 740, Income Taxes did not have an impact on the Fund’s financial statements or require additional disclosure. No interest or penalty expense was recorded by the Fund for any of the periods. Generally, open tax years for federal tax return purposes and most states will be three years from the date the return is filed. However, the statute can be extended if there was a failure to file a necessary tax return.
c. Organizational and Offering Costs
Organizational costs consist of the costs of forming the Fund, drafting the LLC Agreement, administration, custody and transfer agency agreements and legal services in connection with the initial meeting of the Fund’s Board of Managers. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement, the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Confidential Private Placement Memorandum, Statement of Additional Information and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs are $251,701 and $106,597, respectively. The offering costs are amortized over a one-year period, of which $26,649 were amortized during the year ended March 31, 2024. See Statement of Operations.
Organizational costs incurred by the Fund are subject to recoupment by the Investment Adviser in accordance with the Fund’s expense limitation agreement discussed in Note 3. Offering costs, which are also subject to the Fund’s expense limitation agreement discussed in Note 3, are amortized to expense over twelve months on a straight-line basis.
d. Fund Expenses
The Fund bears its own operating expenses (including, without limitation, its offering expenses not paid by the Investment Adviser).
e. Income Tax Information & Distributions to Members
It is expected that distributions of cash will generally not be made to Members. However, the Board has the right to cause distributions to be made in cash or in-kind to the Members in its sole discretion. Whether or not these distributions are made, however, each Member may be liable each year for applicable U.S. federal, state and local income taxes on the Member’s allocated share of the Fund’s taxable income.
Each Member whose Units are registered in its own name will automatically be a participant under the Fund’s dividend reinvestment program (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Units unless such Member, at any time, specifically elects to receive income dividends and/or capital gains distributions in cash.
f. Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires the Fund’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in Net Assets from operations during the reporting period. Actual results could differ from those estimates.
3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS
The Fund pays to the Investment Adviser a management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Investment Adviser to the Fund.

Destiny Alternative Fund LLC
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2024

Pursuant to an investment management agreement with the Fund, the Investment Adviser is entitled to the Investment Management Fee calculated at an annual rate, payable quarterly in arrears on the 60th day of the succeeding quarter, based upon the Fund’s net assets as of the last business day of each calendar quarter.
The Fund pays the Investment Adviser as described below:
Net Asset Value of the Fund (as of the last Business Day* of each calendar quarter)	Investment Management Fee Rate (per annum)
$30,000,000 or less	0.75%
Between $30,000,001 and $40,000,000	0.70%
Between $40,000,001 and $50,000,000	0.65%
Greater than $50,000,000	0.60%

* A “Business Day” is a day (other than a Saturday or Sunday) on which banks and relevant financial markets are open for business in Chicago, Illinois (provided that, where applicable, such day is also a business day for the relevant Underlying Fund).
Prior to July 1, 2022 RWM Asset Management, LLC (doing business as Destiny Family Office), a Florida limited liability company, served as the Sub-Advisor.
The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), in the amount necessary to ensure that Total Annual Expenses of the Fund (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.50% of the average daily net assets of the Fund on an annualized basis (the “Expense Limit”) through July 1, 2024. Thereafter, the Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms unless terminated by the Fund or the Investment Adviser upon 30 days’ advanced written notice.
For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (i) the expense limit in effect at the time of the waiver and (ii) the expense limit in effect at the time of the recoupment. For the year ended March 31, 2024, the Investment Manager recovered previously waived fees of $306,402, of which $80,308 remain as potentially recoverable expenses.
The Fund is relying on exemptive relief from the SEC that allows the Fund, subject to certain conditions, to adopt a Shareholder Service Plan with respect to its Units in compliance with Rule 12b-1 under the 1940 Act. Under the Shareholder Service Plan, the Fund will be permitted to pay as compensation up to 0.25% on an annualized basis of the net assets of the Fund attributable to Units (the “Shareholder Servicing Fee”) to qualified recipients under the Shareholder Service Plan. For the year ended March 31, 2024, the Fund paid $30,503 in Shareholder Servicing fees as reported in the Statement of Operations.
The Fund has retained the Administrator to provide services for fund administration, fund accounting, tax regulation and compliance, transfer agent and record keeping, and custody administration services provided by the Administrator or its affiliates. UMB Bank, n.a. (the “Custodian”), an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund. The Fund’s fees incurred by the Administrator are reported on the Statement of Operations under Fund servicing fees.

Destiny Alternative Fund LLC
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2024

A manager and certain officers of the Fund are employees of UMBFS. The Fund does not compensate managers and officers affiliated with the Administrator. For the year ended March 31, 2024, the Fund’s allocated fees incurred for managers are reported on the Statement of Operations.
Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the year ended March 31, 2024 are reported on the Statement of Operations.
4. INVESTMENT TRANSACTIONS
For the year ended March 31, 2024, purchases and sales of investments, excluding short-term investments, were $2,917,546 and $11,957,458, respectively.
5. INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.
6. UNFUNDED COMMITMENTS
The following table summarizes the unfunded commitments of the Underlying Funds as of March 31, 2024.
Investments in Underlying Funds	Unfunded Commitment
137 Ventures VI, LP	$619,100
Arlington Capital Partners VI, L.P.	688,909
BCP Asia II Feeder LP	509,969
Blackstone Capital Partners Asia II LP	364,120
Blackstone Growth LP	438,985
Blackstone Tactical Opportunities Fund (Songs Co-Invest) L.P.	64,033
Hedosophia Partners III L.P.	11,412
Hedosophia Partners V L.P.	5,972
Hedosophia Partners V Parallel L.P.	192
Hedosophia Partners VI L.P.	1,250,000
Point72 Hyperscale International, L.P.	144,853
Point72 Hyperscale, L.P.	145,037
Quiet SPV R9, L.P.	11,658
Quiet Venture III, L.P.	700,000
RA Capital Nexus Fund II, LP	41,093
RA Capital Nexus International Fund II, LP	64,419
$5,059,752
7. REPURCHASE OF UNITS
At the discretion of the Board and provided that it is in the best interests of the Fund and Members to do so, the Fund intends to provide a limited degree of liquidity to the Members by conducting repurchase offers. The Investment Adviser currently expects that it will generally recommend to the

Destiny Alternative Fund LLC
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2024

Board that the Fund offer to repurchase Units from Members biannually (but not more than four times a year) with tender offer valuation dates occurring on the last business day of June and December (each, a “Valuation Date”); however, there can be no assurance that any such tender offers will be conducted on a biannual basis or at all.
Subject to the Board’s discretion, each tender offer will ordinarily be for an amount that is not more than 5% of the Fund’s NAV. To preserve the partnership tax treatment of the Fund, any such repurchases may be subject to significant restrictions and delays, including the restriction that no more than Units representing 10% of the total interests in Fund’s capital or profits may be repurchased in any one taxable year.
A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of a Member’s Units at any time prior to the day immediately preceding the one-year anniversary of the Member’s purchase of the Units.
The results of the tender offers conducted during the year ended March 31, 2024, are as follows:
	Tender offer	Tender offer
Commencement Date	May 23, 2023	November 27, 2023
Offer Deadline Date	June 21, 2023	December 26, 2023
Repurchase Pricing Date	June 30, 2023	December 29, 2023
Net Asset Value as of Pricing Date	$106.53	$110.87
Amount Repurchased*	$610,067	$630,654
Percentage of Outstanding Shares Repurchased	1.04%	1.57%

* Amount repurchased includes shareholder withdrawal of $299,011 and $91,085, respectively, for Destiny Alternative Fund (TEI) LLC, a Feeder to the Fund.
8. FAIR VALUE MEASUREMENTS AND DISCLOSURE
ASC 820, Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.
Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Destiny Alternative Fund LLC
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2024

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.
In accordance with Accounting Standards Update (“ASU”) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), investments valued at the NAV as practical expedient are no longer included in the fair value hierarchy. As such, investments with underlying funds with a fair value of $22,225,888 are excluded from the fair value hierarchy as of March 31, 2024.
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of March 31, 2024:
	Level 1	Level 2	Level 3	Total
Assets
Investments
Investment in securities	$11,094,168	$—	$—	$11,094,168
Subtotal	$11,094,168	$—	$—	$11,094,168
Investments with Underlying Funds				22,225,888
Total Investments				$33,320,056
9. CREDIT AGREEMENT
The Fund, as the borrower, has entered into a credit agreement, as amended (the “Credit Agreement”),with TriState Capital Bank as the lender. The Credit Agreement provides for borrowings on a committed basis in an aggregate principal amount up to $1,000,000, which amount may be increased from time to time upon mutual agreement by the parties. The expiration date of the Credit Agreement is February 15, 2025. In connection with the Credit Agreement, the Fund has made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements. The Credit Agreement contains events of default customary for similar financing transactions, including: (i) the failure to make principal, interest or other payments when due after the applicable grace period; (ii) the insolvency or bankruptcy of the Fund; or (iii) a change of management of the Fund. Upon the occurrence and during the continuation of an event of default, the lender may declare the outstanding advances and all other obligations under the Credit Agreement immediately due and payable. The Fund’s obligations to the lender under the Credit Agreement are secured by a first-priority security interest in substantially all of the assets of the Fund. The Fund complies with Section 8 and Section 18 of the Investment Company Act, governing investment policies and capital structure and leverage.

Destiny Alternative Fund LLC
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2024

For the year ended March 31, 2024, the Fund incurred costs related to the setup and maintenance of the credit agreement, in the amount of $16,925, and for the quarterly average daily unused portion of the revolving commitment, in the amount of $719 as reported as Interest expense on the Statement of Operations. As of the year ended March 31, 2024 the Fund had no outstanding borrowings.
10. RISK FACTORS
An investment in the Fund involves various risks. The Fund invests in and actively trades securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity and fixed income securities.
No guarantee or representation is made that the investment program will be successful.
Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargoes, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.
11. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES
In March 2020, the FASB issued ASU No. 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) — Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.
In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (ASU 2022-03). The ASU clarifies the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security and introduces new disclosure requirements for equity securities subject to contractual sale restrictions and measured at fair value in accordance with Topic 820. The amendments are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Management is currently evaluating the impact that adoption of this new accounting standard will have on its the Fund’s financial statements, but the impact of the adoption the Fund’s not expected to be material.
12. EVENTS SUBSEQUENT TO THE PERIOD END
In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein.

Destiny Alternative Fund LLC
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2024

The Fund commenced a repurchase offer May 27, 2024, however the results will not be known prior to the date of issuance of the financial statements. Other than as described above, there have been no other subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.

Destiny Alternative Fund LLC
Other Information
March 31, 2024 (Unaudited)

BOARD OF MANAGERS AND OFFICERS
The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund’s Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”). The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Members, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.
The members of the Board (each, a “Manager”) are not required to contribute to the capital of the Fund or to hold Units. A majority of Managers of the Board are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Managers”). Any Manager who is not an Independent Manager is an interested Manager (“Interested Manager”).
The identity of Managers of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.
The Managers serve on the Board for terms of indefinite duration. A Manager’s position in that capacity will terminate if the Manager is removed or resigns or, among other events, upon the Manager’s death, incapacity, retirement or bankruptcy. A Manager may resign upon written notice to the other Managers of the Fund, and may be removed either by (i) the vote of at least two-thirds of the Managers of the Fund not subject to the removal vote, or (ii) the vote of Members of the Fund holding not less than two-thirds of the total number of votes eligible to be cast by all Members of the Fund. In the event of any vacancy in the position of a Manager, the remaining Managers of the Fund may appoint an individual to serve as a Manager so long as immediately after the appointment at least two-thirds of the Managers of the Fund then serving have been elected by the Members of the Fund. The Board may call a meeting of the Fund’s Members to fill any vacancy in the position of a Manager of the Fund, and must do so if the Managers who were elected by the Members of the Fund cease to constitute a majority of the Managers then serving on the Board.
INDEPENDENT MANAGERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Manager	Since Inception	Retired (since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	17	None

Destiny Alternative Fund LLC
Other Information — Continued
March 31, 2024 (Unaudited)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Manager	Since Inception	Retired (since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	17	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Manager	Since Inception	Retired (since 2023); Managing Director, Veritable LP (investment advisory firm) (2016 – Present); Founder/ President, Ascendant Capital Partners, LP (private equity firm) (2001 – 2015).	17	Trustee, Quaker Investment Trust (2 portfolios) (registered investment company).

Destiny Alternative Fund LLC
Other Information — Continued
March 31, 2024 (Unaudited)

INTERESTED MANAGER AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Terrance P. Gallagher** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Manager	Since Inception	Executive Vice President, Trust Platform Director, UMB Fund Services, Inc. (2024 to Present); President and Trustee, Investment Managers Series Trust II (registered investment company) (2013 – Present); Executive Vice President and Director of Fund Accounting, Administration and Tax; UMB Fund Services, Inc. (2007 – 2023).	17	Trustee, Investment Managers Series Trust II (33 portfolios) (registered investment company).
Michael Peck Year of Birth:1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – Present) President and Co-CIO, Vivaldi Capital Management LP (2012 – March 2024); Portfolio Manager, Coe Capital Management (2010 – 2012); Senior Financial Analyst and Risk Manager, the Bond Companies (2006 – 2008).	N/A	N/A
Chad Eisenberg Year of Birth: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operating Officer, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – Present); Chief Operating Officer, Vivaldi Capital Management LP (2012 – March 2024); Director, Coe Capital Management LLC (2010 – 2011).	N/A	N/A

Destiny Alternative Fund LLC
Other Information — Continued
March 31, 2024 (Unaudited)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since Inception	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018 – Present); Director of Compliance and operations, B. Riley Capital Management, LLC (investment advisory firm((2017 – 2018); Chief Compliance Officer, Dialect Capital Management, LP (investment advisory firm) (2008 – 2018).	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception	Senior Vice President, Client Services (2017 – Present); Vice President, Senior Client Service Manager (2013 – 2017), Assistant Vice President, Client Relations Manager (2002 – 2013); UMB Fund Services, Inc.	N/A	N/A

* The fund complex consists of the Fund, AFA Private Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, Destiny Alternative Fund (TEI) LLC, Felicitas Private Markets Fund, First Trust Alternative Opportunities Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, Infinity Core Alternative Fund, Keystone Private Income Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund and Variant Impact Fund.
** Mr. Gallagher is deemed an interested person of the Fund because of his affiliation with the Fund’s Administrator.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov or without charge and upon request by calling the Fund at (877)-779-1999.
Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877)-779-1999 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Destiny Alternative Fund LLC
Other Information — Continued
March 31, 2024 (Unaudited)

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 779-1999 or on the SEC website at www.sec.gov.
Destiny Alternative Fund LLC
235 West Galena Street
Milwaukee, WI 53212
Toll Free: (877) 779-1999

ITEM 1.(b) Not applicable.

ITEM 2. CODE OF ETHICS.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	The registrant’s code of ethics are written standards that are reasonably designed to deter wrongdoing and to promote: (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant; (3) Compliance with applicable governmental laws, rules, and regulations; (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (5) Accountability for adherence to the code.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)	The registrant does not intend to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website.

(f)	The registrant has included with this filing, pursuant to Item 13(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $18,100 for 2023 and $18,100 for 2024.

Audit-Related Fees

(b) The aggregate fees billed for the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2023 and $0 for 2024.

Tax Fees

(c) The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the review and preparation of tax returns are $0 for 2023 and $0 for 2024.

All Other Fees

(d) The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2023 and $0 for 2024.

(e)(1) The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the year ended March 31, 2024 that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2023 and $0 for 2024.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)	Not applicable.

(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

First Trust Capital Management L.P.

PROXY POLICY AND PROCEDURE

INTRODUCTION

First Trust Capital Management L.P. (“FTCM”) acts as either the advisor or sub-advisor to a number of registered investment companies (the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, FTCM has adopted the following policies and procedures to provide information on FTCM’s proxy policy generally as well as on procedures for each of the Funds specifically (the “Proxy Policy and Procedure”). These policies and procedures apply only to FTCM. Investment managers engaged as sub-advisors for one of the Funds are required to vote proxies in accord with their own policies and procedures and any applicable management agreements.

GENERAL GUIDELINES

FTCM’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. FTCM considers shareholders’ best economic interests over the long term (i.e., addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

FTCM has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in FTCM’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, considering all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, FTCM typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, FTCM may conduct research internally and/or use the resources of an independent research consultant. FTCM may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

FTCM acknowledges its responsibility to identify material conflicts of interest related to voting proxies. FTCM’s employees are required to disclose to the Chief Compliance Officer any personal conflicts, such as officer or director positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with FTCM, any affiliate or any person associated with FTCM, will be considered only to the extent that FTCM has actual knowledge of such relationships. FTCM then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and FTCM’s interests or the interests of a person affiliated with FTCM on the other, FTCM will abstain from making a voting decision and will document the decision and reasoning for doing so.

1 Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. In such situations, FTCM may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate FTCM to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

FTCM will not discuss with members of the public how they intend to vote on any particular proxy proposal.

SPECIAL CONSIDERATIONS

The Funds are subject to the restrictions of Sections 12(d)(1)(A)(i) and (B)(i) of the Investment Company Act of 1940 (the “Act”). Generally, these provisions require that any fund and any entity controlled by that fund (including ETFs that are registered investment companies) may not (i) own, in the aggregate, more than three percent (3%) of the total outstanding voting securities of any registered open-end or closed-end investment company, including money market funds2; (ii) invest more than 5% of its total assets in any one investment company; or (iii) invest more than 10% of its total assets in the securities of other investment companies. Section 12(d)(1)(F) of the Act provides that the Section 12(d)(1) limitations do not apply to the securities acquired by a fund if (x) immediately after the purchase or acquisition of not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund, and (y) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than one and a half percent (1.5%). In the event that one of Funds relies upon Section 12(d)(1)(F), FTCM, acting on behalf of the Fund, will, when voting with respect to any investment company owned by the Fund, comply with either of the following voting restrictions:

●	Seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

●	Vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

In addition to Section 12(d)(1)(F), Rule 12d1-4 under the Act states that a registered investment company (“Acquiring Fund”) may purchase or otherwise acquire the securities issued by another registered investment company (the “Acquired Fund”) in excess of the limits of Section 12(d)(1) and an Acquired Fund may sell or otherwise dispose of the securities issued by the Acquiring Fund in excess of the limits of Section 12(d)(1) if certain conditions are met. One of the conditions is that if the Acquiring Fund and its advisory group (as defined by Rule 12d1-4), in aggregate (A) hold more than 25% of the outstanding voting securities of an Acquired Fund that is a registered open-end management investment company or registered unit investment trust as a result of a decrease in the outstanding voting securities of an Acquired Fund, or (B) hold more than 10% of the outstanding voting securities of an Acquired Fund that is a registered closed-end management investment company or business development company, each of those holders will vote its securities in the same proportion as the vote of all other holders of such securities. When relying on Rule 12d1-4, the Fund will comply with such voting restrictions as required by Rule 12d1-4 and any applicable provision in the respective Fund of Funds Agreement with the Acquired Fund.

2 The three percent (3%) limit is measured at the time of investment.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

ISS ProxyEdge

FTCM has a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to FTCM’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps FTCM’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii)  monitors FTCM’s incoming ballots, performs ballot-to-account reconciliations with FTCM and its third party providers to help ensure that ISS is receiving all ballots for which FTCM has voting rights.

ISS provides two options for how proxy ballots are executed:

1.	Implied Consent: ISS executes ballots on FTCM’s behalf based on policy guidelines chosen at the time FTCM entered into the relationship with ISS.

2.	Mandatory Signoff: ISS is not permitted to mark or process any ballot on FTCM’s behalf without first receiving FTCM’s specific voting instructions via ProxyExchange.

FTCM has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” FTCM has the option, however, to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, FTCM will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking3 may apply, FTCM has instructed ISS not to cast a vote on FTCM’s behalf unless FTCM provides specific instructions via ProxyExchange.

FUND-SPECIFIC POLICIES AND PROCEDURES

Infinity Core Alternative Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, First Trust Private Assets Fund, and First Trust Hedged Strategies Fund (collectively, the “Funds of Funds”) are “fund of funds” that invest primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). While it is unlikely that the Funds of Funds will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that the Funds of Funds do receive such notices or proxies and the Funds of Funds have voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by the Funds of Funds lies with FTCM as their advisor. FTCM will vote such proxies in accordance with the proxy policies and procedures noted above.

3 Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to FTCM’s custodian banks. FTCM generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

The Funds of Funds are required to file Form N-PX with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Funds of Funds Form N-PX filings      will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

All Other Funds

With the exception of the First Trust Merger Arbitrage Fund and First Trust Merger Arbitrage ETF, Infinity Core Alternative Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, First Trust Private Assets Fund, and First Trust Hedged Strategies Fund, the Funds for which FTCM is presently either an advisor or a sub-advisor are managed by multiple internal and external portfolio management teams. As noted above, the policies and procedures outlined within this Proxy Policy and Procedure apply to those securities being held in that portion of the Funds’ portfolios managed by a FTCM portfolio manager only (including Infinity Core Alternative Fund).

Each Fund will be required to file Form N-PX annually, with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) The following table provides biographical information about the members of First Trust Capital Management L.P. (the “Investment Manager”), who is primarily responsible for the day-to-day management of Destiny Alternative Fund LLC’s (the “Master Fund”) portfolio as of the end of the period covered by this report:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Michael Peck	Chief Executive Officer & Co-Chief Investment Officer	Since Inception

Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012

- Present); President and Co-CIO, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2012 – March 2024)

Portfolio Management
Brian Murphy	Co-Chief Investment Officer	Since Inception

Co-Chief Investment Officer and Portfolio Manager, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2014

- Present), Portfolio Manager, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2014 – March 2024)

Portfolio Management
Michael Grayson	Portfolio Manager	Since Inception	Portfolio Manager, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2015 – present); Portfolio Manager, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2015 – 2021)	Portfolio Management

(a)(2)  The following table provides information about portfolios and accounts, other than Destiny Alternative Fund LLC, for which the members of the Investment Committee of the Investment Manager are primarily responsible for the day-to-day management of the Master Fund as of March 31, 2024:

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Michael Peck	1 account / $15.57M	22 accounts / $26180M	0 accounts	6 accounts / $915.01M	7 accounts / $85.25M	0 accounts
Brian Murphy	1 account / $15.57M	22 accounts / $261.80M	0 accounts	6 accounts / $915.01M	14 accounts / $118.02M	0 accounts
Michael Grayson	0 accounts	10 accounts / $26.76M	0 accounts	1 account $46.63M	2 accounts $13.67M	0 accounts

Conflicts of Interest

The Investment Manager and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Manager or a Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Master Fund.

If the Investment Manager or a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager have adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Manager has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) The below information is provided as of March 31, 2024. Mr. Peck, Mr. Murphy and Mr. Grayson receive base salaries and bonuses, neither of which is based on performance, and are eligible to avail themselves of life insurance, medical and dental benefits offered to all employees of the Investment Manager and to participate in the Investment Manager's 401(k) plan. In addition, they are members of VFT Holdings LP and receive compensation based on the overall profitability of the firm and its affiliates.

(a)(4) The following is a listing of the dollar range of shares beneficially owned in the Master Fund by each Portfolio Management Team Member as of March 31, 2024:

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Michael Peck	None
Brian Murphy	None
Michael Grayson	None

(b) Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 13. EXHIBITS.

(a)(1)	Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Destiny Alternative Fund (TEI) LLC

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 7, 2024

By (Signature and Title)*	/s/ Chad Eisenberg
Chad Eisenberg, Treasurer
(Principal Financial Officer)

Date	June 7, 2024

* Print the name and title of each signing officer under his or her signature.